WAYNE HUMMER INVESTMENT TRUST

                         WAYNE HUMMER MONEY MARKET FUND
                     SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
                         PROSPECTUS DATED JULY 31, 2001


     The Wayne Hummer Funds normally accept purchase and redemption orders and calculate their NAVs only on days the New York Stock Exchange ("NYSE") is open. In light of the continued closure of the NYSE due to terrorist attacks in New York City earlier this week, the Wayne Hummer Money Market Fund will accept purchase and redemption orders and calculate its NAV beginning September 13th through the reopening of the NYSE (as long as money markets and Federal Reserve Banks remain open). During this time, transactions will be effective and shares priced at 3:00 P.M. Chicago time on each regular business day. Exchanges to or from our non-money market funds will not be available until those funds resume business.